                                  CDNOW, INC.
                         1996 EQUITY COMPENSATION PLAN
                         -----------------------------

             Amended and Restated Effective as of January 1, 1997
             ----------------------------------------------------

     The purpose of the CDNow, Inc. 1996 Equity Compensation Plan, as amended and restated effective as of January 1, 1997 (the "Plan"), is to provide (i) designated officers (including officers who are also directors) and other employees of CDNow, Inc. (the "Company") and its subsidiaries, (ii) non-employee members of the Board of Directors of the Company (the "Board"), and (iii) independent contractors and consultants who perform valuable services for the Company or its subsidiaries, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders and will align the economic interests of the participants with those of the shareholders.

     1.  Administration
         --------------

     The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of not less than two persons appointed by the Board of Directors of the Company (the "Board"). Prior to the effective date of an initial public offering of the Company's stock as described in Section 21(b)(a "Public Offering"), the Board may exercise any power or authority of the Committee under the Plan and, in such case, any reference to the Committee hereunder shall be deemed to include the Board as a whole.

     After a Public Offering, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and the Committee may consist of "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). However, notwithstanding anything in the Plan to the contrary, the Board must ratify or approve any grants made to directors. References in the Plan to the "Committee" shall be deemed to include the Board if no committee is appointed, and with respect to ratification or approval of grants made to directors.

     The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and (iv) deal with any other matters arising under the Plan.

     The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2.  Grants
         ------

     Incentives under the Plan shall consist of grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter to an individual. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.  Shares Subject to the Plan
         --------------------------

     (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan is 100,000 shares. Notwithstanding anything in the Plan to the contrary, after a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 25,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent options or stock appreciation rights granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised or if any shares of restricted stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, recapitalization, stock split, or combination or exchange of shares, or merger, reorganization or consolidation in which the Company is the surviving corporation, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock for which any one individual participating in the Plan may be granted over the term of the Plan, the number of shares covered by outstanding Grants, and the price per share or the applicable market value of such Grants shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any incentive stock option to fail to comply with section 422 of the Code.

     4.  Eligibility for Participation
         -----------------------------

     All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, shall be eligible to participate in the Plan.

     Members of the Board who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors") shall be eligible to participate in the Plan, but shall not be eligible to receive incentive stock options. Any independent contractors or consultants who perform valuable services to the Company or any of its subsidiaries ("Consultants") shall be eligible to participate in the Plan, but shall not be eligible to receive incentive stock options.

     The Committee shall select the Employees, Non-Employee Directors and Consultants to receive Grants and determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Non-Employee Directors and Consultants who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

     Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.

     5.  Granting of Options
         -------------------

     (a) Number of Shares.  The Committee, in its sole discretion, shall
         ----------------
determine the number of shares of Company Stock that will be subject to each Grant of stock options.

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

     (b) Type of Option and Price.  The Committee may grant options intended to
         ------------------------
qualify as "incentive stock options" within the meaning of section 422 of the Code ("Incentive Stock Options") or options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter collectively the "Stock Options"), all in accordance with the terms and conditions set forth herein.

     The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of such Stock on the date such Stock Option is granted; provided, however, that (i) the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of such Stock on the date such Stock Option is granted and (ii) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the option price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

     If the Company Stock is not traded in a public market or subject to reported transactions or "bid" or "ask" quotations as set forth below, the Fair Market Value per share shall be as determined by the Committee. If the Company Stock is traded in a public market, then the Fair Market Value per share shall be (i) if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of The NASDAQ Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ (or, if applicable, by the exchange, if there was no reported sale on the relevant date) or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

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

     (c) Option Term.  The Committee shall determine the term of each Stock
         -----------
Option. The term of any Stock Option shall not exceed ten years from the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the option term does not exceed five years from the date of grant.

     (d) Exercisability of Options; Other Terms.  Stock Options shall become
         --------------------------------------
exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion, and specified in the Grant Letter. The Committee, in its sole discretion, may accelerate the vesting or exercisability of any or all outstanding Stock Options at any time for any reason. The Committee may provide that Stock Options shall become vested over a period of time, and the Committee may impose such other conditions and restrictions as the Committee deems appropriate.

     (e) Manner of Exercise.  A Grantee may exercise a Stock Option which has
         ------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Committee with accompanying payment of the option price in accordance with Subsection (g) below. If a Stock Option is exercised after a Public Offering, such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Committee in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited. The Grantee may tender a notice of exercise, which has been properly executed by the Grantee and the aforementioned delivery instructions to the designated broker.

     (f) Termination of Employment, Disability or Death.
         ----------------------------------------------

     (i) Except as provided below, a Stock Option may only be exercised while the Grantee is employed by the Company as an Employee, Non-Employee Director or Consultant. The Committee may establish in the Grant Letter (or an amendment thereto) the period after termination of employment during which a Grantee may exercise a Stock Option. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability", death, or "termination for cause", any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option term. Any of the Grantee's Stock Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, except as otherwise provided in the Grant Letter.

     (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Stock Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

     (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled", any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option term. Any of the Grantee's Stock Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, except as otherwise provided in the Grant Letter.

     (iv) If the Grantee dies while employed by the Company or within not more than 90 days after the date on which the Grantee ceases to be employed by the Company on account of a termination of employment specified in Section 5(f)(i) above (or within such other period of time as may be specified in the Grant Letter), any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option term. Any of the Grantee's Stock Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, except as otherwise provided in the Grant Letter.

     (v) For purposes of this Section 5(f) and Section 6, the term "Company" shall include the Company's subsidiaries, and the following terms shall be defined as follows: (A) "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code and (B) "termination for cause" shall mean, except to the extent otherwise provided in a Grantee's Grant Letter, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee has breached his or her employment or service contract with the Company or any non-compete or confidentiality agreement with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company. In such event, in addition to the immediate termination of the Stock Option, the Grantee shall automatically forfeit all option shares for any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates upon refund by the Company of the option price.

     (g) Satisfaction of Option Price.  The Grantee shall pay the option price
         ----------------------------
specified in the Grant Letter (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of a Stock Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the option price or (iii) through any combination of (i) and (ii). The Grantee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid and any required withholding is made.

     (h) Limits on Incentive Stock Options.  Each Incentive Stock Option shall
         ---------------------------------
provide that, to the extent that the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan or any other stock option plan of the Company or a parent or subsidiary exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any participant who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

     6.  Restricted Stock Grants
         -----------------------

     The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Consultant under a Grant of restricted stock (a "Restricted Stock"), upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

     (a) General Requirements.  Shares of Company Stock issued pursuant to
         --------------------
Restricted Stock Grants may be issued for consideration or for no consideration, at the sole discretion of the Committee. The Committee shall establish conditions under which restrictions on the transfer of shares of Company Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of years during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Letter as the "Restriction Period."

     (b) Number of Shares.  The Committee shall grant to each Grantee a number
         ----------------
of shares of Company Stock pursuant to a Restricted Stock Grant in such manner as the Committee determines.

     (c) Termination of Employment.  If the Grantee ceases to be employed by the
         -------------------------
Company (as an Employee, Non-Employee Director or Consultant) during a period designated in the Grant Letter as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed and those shares of Restricted Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable.

     (d) Restrictions on Transfer and Legend on Stock Certificate.  During the
         --------------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock to which such Restriction Period applies except to a Successor Grantee under Section 8. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions on the Stock. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine, in its sole discretion, that the Company will not issue certificates for shares of Restricted Stock, or that the Company will retain possession of certificates for shares of Restricted Stock, until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends.  During the Restriction Period,
         --------------------------------------
unless the Committee determines otherwise, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

     (f) Lapse of Restrictions.  All restrictions imposed under the Restricted
         ---------------------
Stock Grant shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of any conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock, that all the restrictions shall lapse without regard to any Restriction Period.

     7.  Stock Appreciation Rights
         -------------------------

     (a) General Requirements.  The Committee may grant stock appreciation
         --------------------
rights ("SARs") to any Grantee in tandem with any Stock Option, for all or a portion of the applicable Stock Option, either at the time the Stock Option is granted or at any time thereafter while the Stock Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, such rights may be granted only at the time of the Grant of such Stock Option. Unless the Committee determines otherwise, the base price of each SAR shall be equal to the greater of (i) the exercise price of the related Stock Option or (ii) the Fair

Market Value of a share of Company Stock as of the date of Grant of such SAR. An SAR is exercisable only during the period when the Stock Option to which it is related is also exercisable.

     (b) Number of SARs.  The number of SARs granted to a Grantee which shall be
         --------------
exercisable during any given period of time shall not exceed the number of shares of Company Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period of time. Upon the exercise of a Stock Option, the SARs relating to the Company Stock covered by such Stock Option shall terminate. Upon the exercise of SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Company Stock.

     (c) Value of SARs.  Upon a Grantee's exercise of some or all of the
         -------------
Grantee's SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base price of the SAR as described in subsection (a).

     (d) Form of Payment.  At the time of such exercise, the Grantee shall have
         ---------------
the right to elect the portion of the amount to be received that shall consist of cash and the portion that shall consist of shares of Common Stock, which for purposes of calculating the number of shares of Company Stock to be received, shall be valued at their Fair Market Value on the date of exercise of such SARs. The Committee shall have the right to disapprove a Grantee's election to receive cash in full or partial settlement of the SARs exercised and to require that shares of Company Stock be delivered in lieu of cash. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     8.  Breach of Non-Compete or Confidentiality Agreement. Notwithstanding
         --------------------------------------------------
anything in the Plan to the contrary, if a Grantee at any time breaches any non-compete or confidentiality agreement between the Grantee and the Company, the Grantee's Stock Options and SARs shall immediately terminate, and any Restricted Stock held by the Grantee shall be forfeited. In such event, in addition to the immediate termination of Stock Options,

SARs and Restricted Stock, the Grantee shall automatically forfeit all option shares for any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates upon refund by the Company of the option price.

     9.  Transferability of Grants
         -------------------------

     Only the Grantee or his or her authorized representative may exercise rights under a Grant. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or the regulations thereunder). When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     Notwithstanding the foregoing, the Committee may provide, in a Grant Letter, that a Grantee may transfer Nonqualified Stock Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Grantee receives no consideration for a Family Transfer and the Grant Letters relating to Nonqualified Stock Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Options immediately prior to the Family Transfer.

     10.  Right of First Refusal
          ----------------------

     Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock distributed to him under this Plan, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the then current Fair Market Value (as defined in Section 5(b)) and may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.

     In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of his shares of Company Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     The Board, in its sole discretion, may waive the Company's right of first refusal pursuant to this Section 10 and the Company's repurchase right pursuant to Section 11 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass through such right to the remaining shareholders of the Company in the same proportion that each shareholder's stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

     On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 10 and Section 11 below, and its limitations shall be null and void.

     Notwithstanding the foregoing, the Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan, in which case the provisions of this Section 10 and Section 11 below shall not apply to such Company Stock.

     11.  Purchase by the Company
          -----------------------

     Prior to a Public Offering, if a Grantee ceases to be employed by the Company, the Company shall have the right to purchase all or part of any Company Stock distributed to him under this Plan at its then current Fair Market Value (as defined in Section 5(b)); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

     12.  Change of Control of the Company
          --------------------------------

     As used herein, a "Change of Control" shall be deemed to have occurred if:

          (a) As a result of any transaction, any one shareholder, other than an existing shareholder as of the effective date of the Plan (or his beneficiary or estate), becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the common stock of the Company or the combined voting power of the Company's then outstanding securities;

          (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 40% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation, dissolution or statutory exchange of the Company;

          (c) Any person has commenced a tender offer or exchange offer for 40% or more of the voting power of the then outstanding shares of the Company; or

          (d) At least a majority of the Board does not consist of individuals who were elected, or nominated for election, by the directors in office at the time of such election or nomination.

     13.  Consequences of a Change of Control
          -----------------------------------

     (a) If a Change of Control occurs after a Public Offering, unless the Committee determines otherwise, (i) all outstanding Stock Options and SARs shall become fully vested and exercisable and (ii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. If the Change of Control is one where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Stock Options and SARs shall be assumed or replaced with comparable options or rights by the surviving corporation.

     (b) If a Change of Control occurs before a Public Offering, unless the Committee determines otherwise:

          (i) The restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

          (ii) If the Change of Control is one where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Stock Options and SARs shall be assumed or replaced with comparable options or rights by the surviving corporation. If the Change of Control is not one described in the preceding sentence, all outstanding Stock Options and SARs shall continue in effect according to their terms.

          (iii) Notwithstanding the foregoing, the Committee may (x) accelerate the vesting and exercisability of Stock Options and SARs, (y) determine that all outstanding Stock Options and SARs shall terminate as of the Change of Control (without payment to the Grantees) or (z) take actions described in Subsection
(c) below.

     (c) Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, in its sole discretion, (i) require that Grantees surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Stock Options or SARs exceeds the option purchase price of the Stock Options or the base price of the SARs, as applicable, and (ii) terminate any or all outstanding Stock Options and SARs at such time as the Committee deems appropriate. Such surrender shall take place as of the date of the Change of Control or such other date as the Committee may specify.

     (d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation the actions described in Subsections (b) and (c) above) that would make the applicable Change of Control ineligible for pooling of interest accounting treatment or that would make such Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     14.  Amendment and Termination of the Plan
          -------------------------------------

     (a)  Amendment.  The Board may amend or terminate the Plan at any time;
          ---------
provided, however, that, after a Public Offering, the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code, if applicable.

     (b)  Termination of Plan.  The Plan shall terminate on the day immediately
          -------------------
preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c)  Termination and Amendment of Outstanding Grants.  A termination or
          -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 22(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(b) hereof or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d)  Governing Document.  The Plan shall be the controlling document.  No
          ------------------
other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     15.  Funding of the Plan
          -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     16.  Rights of Participants
          ----------------------

     Nothing in this Plan shall entitle any Employee, Non-Employee Director, Consultant or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     17.  No Fractional Shares
          --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     18.  Withholding of Taxes
          --------------------

     The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such cash awards and, in the case of Grants paid in Company Stock, the Grantee or other person receiving such shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Grants or the Company shall have the right to deduct from other wages paid by the Company the amount of any withholding due with respect to such Grants.

     19.  Requirements for Issuance of Shares
          -----------------------------------

     No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     20.  Headings
          --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     21.  Effective Date of the Plan.
          --------------------------

     (a)  Plan Effective Date.  Subject to the approval of the Company's
          -------------------
shareholders, this Plan shall be effective as of June 1, 1996. The amendment and restatement of the Plan shall be effective as of January 1, 1997.

     (b)  Effective Date of Public Offering.  The provisions of the Plan that
          ---------------------------------
refer to a Public Offering, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

     22.  Miscellaneous
          -------------

     (a)  Substitute Grants.  The Committee may make a Grant to an employee of
          -----------------
another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b)  Compliance with Law.  The Plan, the exercise of Stock Options and the
          -------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c)  Ownership of Stock.  A Grantee or Successor Grantee shall have no
          ------------------
rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

     (d)  Governing Law.  The validity, construction, interpretation and effect
          -------------
of the Plan and Grant Letters issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.